                                                                   Exhibit 99.3


                               DIRECTIONS TO THE
                               HILTON GARDEN INN


                                     [MAP]

FROM DOWNTOWN CLEVELAND
      TAKE I-77 SOUTH TO I-480 EAST. EXIT
      TWINSBURG  SR 82. TURN RIGHT ONTO
      SR 82 (AURORA ROAD). TURN RIGHT
      ON WILCOX DRIVE.

FROM CLEVELAND HOPKINS AIRPORT
      TAKE I-480 EAST. EXIT AT TWINSBURG
      SR 82. TURN RIGHT ONTO SR 82
      (AURORA ROAD). TURN RIGHT ON
      WILCOX DRIVE.

FROM AKRON (EAST SIDE) DOWNTOWN
      TAKE ROUTE 8 NORTH. THEN TURN RIGHT ON SR 82 INTO TWINSBURG. TURN LEFT ON WILCOX DRIVE.

FROM AKRON (WEST SIDE) COPLEY-BARBERTON
      TAKE I-77 NORTH TO I-271 NORTH. EXIT AT ROUTE 8 (MACEDONIA). TURN LEFT ON SR 8. THEN TURN RIGHT ON SR 82. FOLLOW 82 INTO TWINSBURG. TURN LEFT ONTO WILCOX DRIVE.

--------------------------------------------------------------------------------

                               JO-ANN STORES, INC.
                            BOARD OF DIRECTORS PROXY

                       SPECIAL MEETING, NOVEMBER 4, 2003

At the Special Meeting of Shareholders of our Company to be held on November 4, 2003, and at any adjournment, Alan Rosskamm, Brian Carney, Don Tomoff and each of them, with full power of substitution, is hereby authorized to represent me and thereat to vote my shares on the proposals set forth on the reverse side of this proxy.




                                                   SEE REVERSE
                                                      SIDE

[JO-ANN STORES LOGO]



C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE,   NY 11735



VOTE BY PHONE - 1-800-690-6903
USE ANY TOUCH-TONE TELEPHONE TO TRANSMIT YOUR VOTING INSTRUCTIONS ANYTIME BEFORE 12:00 NOON EASTERN TIME, ON NOVEMBER 3, 2003. HAVE YOUR PROXY CARD IN HAND WHEN YOU CALL. YOU WILL BE PROMPTED TO ENTER YOUR 12-DIGIT CONTROL NUMBER WHICH IS LOCATED BELOW AND THEN FOLLOW THE SIMPLE INSTRUCTIONS THE VOTE VOICE PROVIDES YOU.

VOTE BY INTERNET - WWW.PROXYVOTE.COM
USE THE INTERNET TO TRANSMIT YOUR VOTING INSTRUCTIONS ANYTIME BEFORE 12:00 NOON EASTERN TIME, ON NOVEMBER 3, 2003. HAVE YOUR PROXY CARD IN HAND WHEN YOU ACCESS THE WEB SITE. YOU WILL BE PROMPTED TO ENTER YOUR 12-DIGIT CONTROL NUMBER WHICH IS LOCATED BELOW TO OBTAIN YOUR RECORDS AND CREATE AN ELECTRONIC VOTING INSTRUCTION FORM. UNDER OHIO LAW, A PROXY SUBMITTED VIA THE INTERNET IS VALID AND LEGALLY ENFORCEABLE.


VOTE BY MAIL
MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE WE HAVE PROVIDED OR RETURN TO JO-ANN STORES, INC., C/O ADP, 51 MERCEDES WAY, EDGEWOOD, NY 11717.


Also, please check the box provided below if you would like to view future materials (i.e., annual report, proxy, press releases) on the Internet.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


JO-ANN STORES, INC.

PROXY CARD FOR CLASS A COMMON SHARES ONLY

1.  The Reclassification Proposal (conditioned on the                   FOR      AGAINST    ABSTAIN
    approval of Proposal Nos. 2-5).                                     [ ]        [ ]        [ ]

2.  Raise the Percentage of Shares Required to Call                     FOR      AGAINST    ABSTAIN
    Special Meetings of Shareholders (conditioned
    on the approval of Proposal No. 1).                                 [ ]        [ ]        [ ]

3.  Require Advance Notice of Proposals or Director                     FOR      AGAINST    ABSTAIN
    Nominations to be Made at Shareholders' Meetings
    (conditioned on the approval of Proposal No. 1).                    [ ]        [ ]        [ ]

4.  Require 80% Shareholder Vote to Change the Number                   FOR      AGAINST    ABSTAIN
    of Directors When Not Approved by Our Board
    (conditioned on the approval of Proposal No. 1).                    [ ]        [ ]        [ ]

5.  Require 80% Shareholder Vote to Eliminate Shareholder               FOR      AGAINST    ABSTAIN
    Protective Measures, Including Our Staggered Board
    (conditioned on the approval of Proposal No. 1).                    [ ]        [ ]        [ ]

--------------------------------------------------------------------------------


Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy, please note that you will continue
to receive a proxy card for voting purposes only       [ ]  Yes   [ ]  No



SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE.


CERTIFICATION: The undersigned certifies that the undersigned is a holder of Class A Common Shares of Jo-Ann Stores, Inc.


________________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                Date

________________________________________________________________________________
Signature (Joint Owners)                          Date